     As filed with the Securities and Exchange Commission on August 11, 2000.

                                                      Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                                FUTURELINK CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                          DELAWARE                                         95-4763404
                (State or Other Jurisdiction                  (I.R.S. Employer Identification No.)
             of Incorporation or Organization)

                                 100, 6 MORGAN
                            IRVINE, CALIFORNIA 92618
                    (Address of Principal Executive Offices)

                       FUTURELINK CORP. STOCK OPTION PLAN
                            (Full title of the plan)

                             JEFFERY S. MARKS, ESQ.
                           ASSISTANT GENERAL COUNSEL
                                FUTURELINK CORP.
                              SUITE 100, 6 MORGAN
                                IRVINE, CA 92618
                    (Name and address of agent for service)

                                 (949) 837-8252
         (Telephone number, including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------------------------
                                                                   PROPOSED MAXIMUM     PROPOSED MAXIMUM
                                                  AMOUNT TO BE         OFFERING             AGGREGATE           AMOUNT OF
TITLE OF SECURITIES TO BE REGISTERED               REGISTERED     PRICE PER SHARE(1)    OFFERING PRICE(1)    REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------------------
Common Shares, par value $0.0001                   4,500,000             $5.53            $ 24,885,000           $6569.64
=============================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) and 457(h) under the Securities Act of 1933 as amended, based on the average of the high and low prices of shares of Common Stock on August 7, 2000.
================================================================================

                                     PART I
              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

     The information required by Part I of Form S-8 is included in documents to be sent or given to participants in the plan specified on the cover page of this Registration Statement, pursuant to Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Act").

                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3: INCORPORATION BY REFERENCE.

     There are hereby incorporated by reference in this Registration Statement the following documents and information previously filed with the Securities and Exchange Commission (the "Commission"):

     1. The contents of the Registrant's Registration Statements on Form S-8, Commission File No. 333-84679 and 333-31298, including exhibits thereto, are hereby incorporated by reference into this Registration Statement, except as the same may be modified by the information set forth herein;

     2. The Registrant's Annual Report on Form 10-KSB and 10-KSB/A for the year ended December 31, 1999;

     3. The Registrant's Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2000; and

     4. The Registrant's Current Reports on Form 8-K filed March 8, 2000; March 15, 2000, May 10, 2000, June 9, 2000, June 30, 2000 and June 30, 2000.

     All documents filed by the Registrant pursuant to Section 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein by the Registrant and to be a part hereof from the date of filing of such documents.

ITEM 8.  EXHIBITS.

     The exhibits filed as part of this registration statement are as follows:

EXHIBIT NO.                            DESCRIPTION
-----------                            -----------
5              Opinion of Paul, Hastings, Janofsky & Walker LLP
23.1           Consent of Ernst & Young, Independent Auditors
23.2           Consent of Paul, Hastings, Janofsky & Walker LLP (contained in Exhibit 5)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, State of California, on August 8, 2000.

                                       FUTURELINK CORP.


                                       By: /s/ PHILIP R. LADOUCEUR
                                           -------------------------------------
                                           Philip R. Ladouceur
                                           Chairman, Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

NAME                                                          TITLE                              DATE
----                                                          -----                              ----
/s/ Philip R. Ladouceur                  Chairman, Chief Executive Officer and Director     August 8, 2000
------------------------------------
Philip R. Ladouceur


/s/ Glen C. Holmes                       President, Chief Operating Officer and Director    August 8, 2000
------------------------------------
Glen C. Holmes


/s/ Raghunath Kilambi                        Executive Vice President, Chief Financial      August 8, 2000
------------------------------------         Officer, Principal Accounting Officer and
Raghunath Kilambi                                           Director


/s/ F. Bryson Farrill                                        Director                        August 8, 2000
------------------------------------
 F. Bryson Farrill


/s/ Timothy P. Flynn                                         Director                        August 8, 2000
------------------------------------
Timothy P. Flynn


/s/ Michael S. Falk                                          Director                        August 8, 2000
------------------------------------
Michael S. Falk


/s/ Gerald A. Poch                                           Director                        August 8, 2000
------------------------------------
Gerald A. Poch


/s/ James P. McNiel                                          Director                        August 8, 2000
-----------------------------------
James P. McNiel

                                 EXHIBIT INDEX

EXHIBIT NO.                             DESCRIPTION
-----------                             -----------
5               Opinion of Paul, Hastings, Janofsky & Walker LLP
23.1            Consent of Ernst & Young, Independent Auditors
23.2            Consent of Paul, Hastings, Janofsky & Walker LLP (contained in Exhibit 5)